PETRIE STORES CORPORATION

                        NOTICE OF REDEMPTION

                               AND

                 EXPIRATION OF CONVERSION PRIVILEGE

       8% CONVERTIBLE SUBORDINATED DEBENTURES DUE DECEMBER 15, 2010

                       (CUSIP NO. 716434 AC 9)

                 REDEMPTION DATE:   DECEMBER 12, 1994
           CONVERSION PRIVILEGE EXPIRES:   DECEMBER 12, 1994



        NOTICE IS HEREBY GIVEN that Petrie Stores Corporation (the "Company") has elected to redeem and will redeem on December 12, 1994 (the "Redemption Date") all of its outstanding 8% Convertible Subordinated Debentures Due December 15, 2010 (the "Debentures") at a redemption price of $1,008 per $1,000 principal amount of Debentures, together with accrued and unpaid interest thereon of $39.3333 per $1,000 principal amount of Debentures from June 15, 1994 to, but not including, the Redemption Date, for a total redemption price of $1,047.3333 for each $1,000 principal amount of Debentures (the "Redemption Price"). The Debentures are convertible into shares of common stock, $1.00 par value, of the Company (the "Common Stock") at the conversion price and in the manner described below until the close of business (3:00 p.m. New York time) on the Redemption Date. No payment will be made for interest accrued and unpaid on Debentures surrendered for conversion on or prior to the Redemption Date. From and after the close of business (3:00 p.m. New York time) on the Redemption Date, Debentures shall no longer be deemed outstanding, notwithstanding that any Debentures shall not have been surrendered for cancellation, and all rights with respect to such Debentures, including accrual of interest, shall forthwith cease and terminate except the right of holders to receive, upon surrender of their certificates, payment of the Redemption Price.

     ALTERNATIVES AVAILABLE TO HOLDERS OF DEBENTURES

        1.   Conversion of Debentures into Common Stock:   The
     Debentures are convertible until the close of business (3:00 p.m. New York time) on the Redemption Date into shares of Common Stock at the conversion price of $22.125 per share (equivalent to a conversion rate of approximately 45.1977 shares of Common Stock for each $1,000 principal amount of Debentures). No fractional share or scrip representing any fractional share of Common Stock will be issued upon conversion, but in lieu thereof, the Company will pay in cash an amount equal to the applicable fraction of the last reported sale price of the Common Stock, regular way, on the New York Stock Exchange or, in case no such reported sale takes place on such day, the average of the bid and asked prices, regular way, on the last trading day immediately preceding the day the Debentures are surrendered for conversion.

        The Common Stock is traded on the New York Stock Exchange under the symbol "PST." Holders of Debentures who are considering exercising their right to convert are encouraged to obtain copies of the available filings made by the Company under the Securities Exchange Act of 1934, as amended, copies of which can be reviewed at the offices of the Securities and Exchange Commission or the New York Stock Exchange, or obtained from Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, as trustee (the "Conversion Agent").

        ON NOVEMBER 9, 1994, THE CLOSING PRICE OF THE COMMON STOCK ON THE NEW YORK STOCK EXCHANGE COMPOSITE TAPE WAS $26.125 PER SHARE. BASED UPON CURRENT MARKET PRICES, THE MARKET VALUE OF THE COMPANY'S COMMON STOCK (AND CASH FOR ANY FRACTIONAL SHARE) INTO WHICH THE DEBENTURES ARE CONVERTIBLE IS GREATER THAN THE REDEMPTION PRICE OF THE DEBENTURES. SO LONG AS THE MARKET PRICE OF THE COMPANY'S COMMON STOCK REMAINS ABOVE APPROXIMATELY $23.17 PER SHARE, HOLDERS OF DEBENTURES WHO ELECT TO CONVERT WILL RECEIVE UPON CONVERSION COMMON STOCK (AND CASH FOR ANY FRACTIONAL SHARE) HAVING A CURRENT MARKET VALUE GREATER THAN THE REDEMPTION PRICE. HOLDERS OF DEBENTURES ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE COMMON STOCK. THE DEADLINE FOR CONVERSION OF THE DEBENTURES IS THE CLOSE OF BUSINESS (3:00 P.M. NEW YORK TIME) ON THE REDEMPTION DATE.

        2.   Redemption of the Debentures on December 12, 1994:   Any
     Debentures which have not been received by the Conversion Agent, or which have been received by the Conversion Agent with instructions to redeem such Debentures, by the close of business (3:00 p.m. New York time) on the Redemption Date, will be redeemed on the Redemption Date at the Redemption Price. From and after the close of business (3:00 p.m. New York time) on the Redemption Date, Debentures shall no longer be deemed outstanding, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, and all rights with respect to Debentures, including accrual of interest, shall forthwith cease and terminate on the Redemption Date, except the right of holders to receive, upon surrender of their Debentures, payment of the Redemption Price. No payment will be made for interest accrued and unpaid on Debentures surrendered for conversion on or prior to the Redemption Date.

     DELIVERY OF DEBENTURES

        The Conversion Agent will act as paying and conversion agent for the purpose of receiving Debentures tendered for redemption or conversion. Delivery of Debentures to the Conversion Agent for either such purpose may be made as follows:

    If by Mail:       Chemical Bank
                      Debt Operations Department
                      J.A.F. Building
                      P.O. Box 2862
                      New York, New York 10116-2862

    If by Hand:       Chemical Bank
                      Corporate Trust Securities Window
                      Room 234, North Building
                      55 Water Street
                      New York, New York


        THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING DEBENTURES, IS AT THE ELECTION AND RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE CERTIFIED OR REGISTERED MAIL, INSURED, RETURN RECEIPT REQUESTED. IN THE CASE OF CONVERSION OF DEBENTURES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE CONVERSION AGENT BY THE CLOSE OF BUSINESS (3:00 P.M. NEW YORK TIME) ON THE REDEMPTION DATE. SINCE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, THAT DETERMINES WHETHER THE DEBENTURES HAVE BEEN PROPERLY TENDERED FOR CONVERSION, SUFFICIENT TIME SHOULD BE ALLOWED FOR DELIVERY.

     MANNER OF CONVERSION:

        TO CONVERT DEBENTURES INTO COMMON STOCK, THE HOLDER MUST SURRENDER THE DEBENTURES PRIOR TO THE CLOSE OF BUSINESS (3:00 P.M. NEW YORK TIME) ON THE REDEMPTION DATE, WHETHER BY HAND OR MAIL, TO THE CONVERSION AGENT AT ITS ADDRESS SET FORTH ABOVE. THE DEBENTURES MUST BE ACCOMPANIED BY WRITTEN NOTICE OF ELECTION TO CONVERT (WHICH MAY BE IN THE FORM OF THE LETTER OF TRANSMITTAL PROVIDED TO ALL HOLDERS OF THE DEBENTURES). IF THE NOTICE OF ELECTION IS SIGNED BY A PARTY OTHER THAN THE REGISTERED HOLDER OF THE DEBENTURES, SUCH DEBENTURES MUST ALSO BE ACCOMPANIED BY A WRITTEN INSTRUMENT OR INSTRUMENTS OF TRANSFER IN A FORM SATISFACTORY TO THE COMPANY. THE CONVERSION PRIVILEGE EXPIRES AT THE CLOSE OF BUSINESS (3:00 P.M. NEW YORK TIME) ON THE REDEMPTION DATE.

        THE DEBENTURES MAY BE CONVERTED INTO COMMON STOCK ONLY BY DELIVERY OF THE DEBENTURES TO THE CONVERSION AGENT AT ITS ADDRESS SET FORTH ABOVE PRIOR TO THE CLOSE OF BUSINESS (3:00 P.M. NEW YORK TIME) ON THE REDEMPTION DATE. ANY DEBENTURES WHICH HAVE NOT BEEN RECEIVED BY THE CONVERSION AGENT, OR WHICH HAVE BEEN RECEIVED BY THE CONVERSION AGENT WITH INSTRUCTIONS TO REDEEM SUCH DEBENTURES, BY THAT TIME WILL BE REDEEMED ON THE REDEMPTION DATE AT THE REDEMPTION PRICE. SINCE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, THAT DETERMINES WHETHER THE DEBENTURES HAVE BEEN PROPERLY TENDERED FOR CONVERSION, SUFFICIENT TIME SHOULD BE ALLOWED FOR DELIVERY.

     MANNER OF REDEMPTION

        To receive the Redemption Price for any Debenture being redeemed, the holder thereof must surrender the Debenture to the Conversion Agent at its address set forth above. Debentures must be accompanied by written notice of election to redeem such Debentures (which may be in the form of the Letter of Transmittal provided to all registered holders of the Debentures). If the notice of election is signed by a party other than the registered holder of the Debentures, such Debentures must also be accompanied by a written instrument or instruments of transfer in a form satisfactory to the Company.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The payment of the proceeds on redemption of the Debentures may be subject to U.S. information reporting and backup withholding at the rate of 31% unless such holder (a) comes within certain exempt categories and, when required, demonstrates that status or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A holder of Debentures that does not provide the Company with his correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service. Any amount withheld under the backup withholding rules will be creditable against the holder's Federal income tax liability. Therefore, unless such an exemption exists and is proved in a manner satisfactory to the Company, each stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding.

        EACH HOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF CONVERSION OR REDEMPTION TO SUCH HOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.

     STOCK TRANSFER POWERS; TRANSFER TAXES

        If a certificate evidencing shares of Common Stock or a check is to be issued in a name other than that of the registered owner of Debentures, the Debentures must be properly endorsed or be accompanied by appropriate stock powers properly executed by the registered holder(s) so that such endorsement or stock powers are signed exactly as the name(s) of the registered holder(s) appears(s) on the Debentures, and the signature(s) must be properly guaranteed by a bank, trust company, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program. If certificates evidencing shares of Common Stock issued upon conversion are to be registered in the name of any person other than the registered holder, or if tendered Debentures are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person shall be borne by the registered holder or such person and such amount shall be deducted from the Redemption Price (if arising in connection with the redemption of Debentures), and shares of Common Stock shall not be issued to such person (if arising in connection with the conversion of Debentures), unless in each case, satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     GENERAL

        A copy of this Notice of Redemption and Expiration of Conversion Privilege and a form of Letter of Transmittal to accompany Debentures surrendered for redemption or tendered for conversion have been sent to all holders of record of the Debentures. Additional copies of such documents may be obtained from Chemical Bank at its addresses indicated at the top of the Letter of Transmittal.

                                      PETRIE STORES CORPORATION

     Dated:   November 10, 1994